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                                                                    EXHIBIT 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-3 of our report dated April 8, 1998 included in Fonix Corporation's Form 10-K for the year ended December 31, 1997 and to all references to our firm included in this registration statement.



/s/ Arthur Andersen LLP

ARTHUR ANDERSEN LLP


Salt Lake City, Utah
 March 11, 1999